FORM OF
                               AMENDMENT NO. 1 TO THE
                                AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT


      The AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") entered into as of November 11, 1999, between E*TRADE Funds (a Delaware business trust), on behalf of the series listed on Exhibit A, as amended from time to time (each a "Fund" and collectively, the "Funds"), and E*TRADE Asset Management, Inc. (a Delaware corporation, hereinafter referred to as the "Administrator") is hereby amended as follows:

      1. Exhibit A is hereby amended and substituted  with the attached  Exhibit
A.

      2. Exhibit B is hereby amended and substituted  with the attached  Exhibit
B.

      3. Exhibit C is hereby amended and substituted  with the attached  Exhibit
C.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of ________ __, 2000.

                                                E*TRADE  FUNDS  (on  behalf of
                                                the  series  listed on Exhibit
                                                A)



                                                By:
                                                   ---------------------------
                                                   Name:  Brian Murray
                                                   Title:  President




                                                E*TRADE ASSET MANAGEMENT, INC.



                                                By:
                                                   ---------------------------
                                                   Name:  W. David Moore
                                                   Title:  Vice President

                                    EXHIBIT A
                                     to the
                              AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT


      Name of Fund                                          Fee

      E*TRADE S&P 500 Index Fund                            0.25%

      E*TRADE Extended Market Index Fund                    0.26%

      E*TRADE Bond Index Fund                               0.25%

      E*TRADE Technology Index Fund                         0.60%

      E*TRADE International Index Fund                      0.28%

      E*TRADE E-Commerce Index Fund                         0.70%

      E*TRADE Global Titans Index Fund                      0.35%

      E*TRADE Premier Money Market Fund                     0.30%





E*TRADE FUNDS                            E*TRADE ASSET MANAGEMENT, INC.


By:                                      By:
   --------------------------------          --------------------------------
   Name:                                     Name
   Title:                                    Title:

                                    EXHIBIT B
                                     to the
                              AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT


      The Administrator is responsible for expenses listed in Section 2(c) of this Agreement otherwise payable by each Fund to the extent those expenses, when added to the expenses of such Fund in Section 2(d) of this Agreement, equal or exceed 0.005% of such Fund's average daily net assets.

      Name of Fund

      E*TRADE S&P 500 Index Fund

      E*TRADE Extended Market Index Fund

      E*TRADE Bond Index Fund

      E*TRADE Technology Index Fund

      E*TRADE International Index Fund

      E*TRADE E-Commerce Index Fund

      E*TRADE Global Titans Index Fund

      E*TRADE Premier Money Market Fund

E*TRADE FUNDS                            E*TRADE ASSET MANAGEMENT, INC.


By:                                      By:
   --------------------------------          --------------------------------
   Name:                                     Name
   Title:                                    Title:

                                    EXHIBIT C
                                     to the
                              AMENDED AND RESTATED
                        ADMINISTRATIVE SERVICES AGREEMENT


      Fund                                            End of Initial Term

      E*TRADE S&P 500 Index Fund                      February 3, 2001

      E*TRADE Extended Market Index Fund              August 12, 2001

      E*TRADE Bond Index Fund                         August 12, 2001

      E*TRADE Technology Index Fund                   August 12, 2001

      E*TRADE International Index Fund                October 19, 2001

      E*TRADE E-Commerce Index Fund                   October 19, 2001

      E*TRADE Global Titans Index Fund                _______ __, 2002

      E*TRADE Premier Money Market Fund               _______ __, 2002



E*TRADE FUNDS                            E*TRADE ASSET MANAGEMENT, INC.


By:                                      By:
   --------------------------------          --------------------------------
   Name:                                     Name
   Title:                                    Title: